SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 18, 1997
                      ---------------------------------
                      (Date of earliest event reported)


                           CHICAGO RIVET & MACHINE CO.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


             Illinois            0-1227              36-0904920
         ---------------       ------------         --------------
         (State or Other       (Commission          (IRS Employer
         Jurisdiction of       File Number)         Identification
         Incorporation)                             Number)


                   901 Frontenac Road, Naperville, IL 60563
             --------------------------------------------------
             (Address of Principal Offices, including zip code)


                               (630) 357-8500
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



          ITEM 5.   OTHER EVENTS.

                    On August 18, 1997, the Registrant announced that its Board of Directors authorized a two-for-one split of the Registrant's outstanding common stock. The additional shares will be distributed on September 19, 1997 to stockholders of record at the close of business on September 5, 1997. The Board of Directors also voted to increase the quarterly cash dividend from $0.30 per share to $0.36 per share (on a pre-split basis). The quarterly dividend is payable on September 19, 1997 to stockholders of record at the close of business on September 5, 1997.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

          (c)  Exhibits:

               99.1 Press Release issued by Chicago Rivet & Machine
                    Co., dated August 18, 1997, entitled "Chicago Rivet & Machine Co. Announces Two-For-One Stock Split and 20 Percent Increase in Quarterly Dividend."



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHICAGO RIVET & MACHINE CO.

                                   By: /s/ JOHN C. OSTERMAN
                                      ----------------------------------
                                      Name:   John C. Osterman
                                      Title:  President, Chief Operating
                                                Officer and Treasurer


          Dated:    August 22, 1997



                                EXHIBIT INDEX

          Exhibit        Description
          -------        -----------
          99.1           Press Release issued by Chicago Rivet &
                         Machine Co., dated August 18, 1997,
                         entitled "Chicago Rivet & Machine Co.
                         Announces Two-For-One Stock Split and 20
                         Percent Increase in Quarterly Dividend."